THE FAIRMONT FUND


                              FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1998


                                      WITH
                         REPORT OF INDEPENDENT AUDITORS

COMMENTS FROM MORTON H. SACHS, CHAIRMAN

Remaining true to your investment philosophy and style can be trying at times; 1998 was one of those times. As small- to medium-cap value managers, we find it particularly difficult to watch the big-cap indices soar to dizzying heights while our sector of the market gets left behind for the fourth year in a row. As the S&P 500 finished the year with a total return of 28.57%, the Russell 2000 and Russell 2000 Value indices, more appropriate benchmarks for the Fairmont Fund, ended up down 2.54% and 6.45% respectively. Though not the kind of return we like to see, the Fund's loss of 4.88% was in line with peer group indices.

The market's rise was again built on a fairly narrow base. A handful of dominant stocks drove performance, while many others languished. In particular, the market's rebound following the mid-year correction proved to be a rising tide that failed to lift all boats. Our financial sector stocks, for example, never regained the strength they had exhibited earlier in the year. Even within sectors, the market's performance was spotty. Though technology related stocks were the darlings of the market last year, we found the group performed unevenly. We got good results with Advanced Micro Devices and Computer Learning Centers, but were hurt by Madge. We missed some nice gains in the incredibly hot Internet market because of our distrust of stocks that have no earnings and, in some cases, no revenues. Mixed results characterized the specialty retailing sector as well. Timberland and Talbots helped us; Heilig-Meyers, Garden Ridge and Spiegel did not. Elsewhere, we were penalized by shifting economics in the healthcare and energy areas.

Will we get the long-awaited and overdue move in smaller capitalization stocks in 1999? No one knows. We continue to believe that growth opportunities abound for small-cap stocks and that the market is currently ignoring them. While the wait can be frustrating, we think that patience and a long-term perspective will ultimately be rewarded.

                                    * * * * *

On a separate note, we think you need to know that the Fund could be adversely affected if the computer systems used by the Adviser or the Fund's various service providers do not properly process date-related information on and after January 1, 2000. The Adviser has taken steps that it believes are reasonably designed to address the "Year 2000 Issue," including most prominently the transfer of administrative and transfer agency processing to an outside firm, Mutual Shareholder Services (MSS). Both MSS and other service providers have offered reasonable assurances that appropriate measures have been taken to deal with the Year 2000 problem. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Adviser cannot make any assurances that the Year 2000 Issue will not affect the companies in which the Fund invests or worldwide markets and economies.

                                    * * * * *

As you will note in the chart below, we have included a comparison with the Russell 2000. This index of small stock performance is constructed from a list of the 3,000 largest U.S. stocks, minus the top 1,000. Given the size of the stocks typically found in our portfolio, we believe this is a much more representative index. The divergence between large and small stock performance over the last several years has highlighted the need for a benchmark more appropriate than the S&P 500.

        TEN YEAR COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              THE FAIRMOND FUND, THE S&P 500 AND THE RUSSELL 2000

              Fund           S&P 500       Russell 2000
            Growth of       Growth of       Growth of
            10,000.00       10,000.00       10,000.00
Year        (10 Year)       (10 Year)       (10 Year)

1988        10,000.00       10,000.00       10,000.00
1989        10,684.00       13,163.11       11,624.00
1990         8,319.63       12,753.65        9,356.16
1991        11,694.07       16,630.87       13,664.67
1992        13,335.92       17,895.30       16,173.50
1993        15,410.99       19,696.10       19,231.91
1994        16,531.37       19,953.72       18,879.97
1995        21,146.93       27,446.35       24,251.32
1996        23,160.11       33,745.29       28,243.08
1997        26,696.66       45,006.09       34,561.06
1998        25,393.87       57,864.33       33,683.21



                      FUND'S AVERAGE ANNUAL TOTAL RETURN

                       1 Year     5 Year     10 Year
                      --------   --------   ---------
                       -4.88%     10.50%      9.77%

                          INDEPENDENT AUDITOR'S REPORT


To The Shareholders and
Board of Directors:
Fairmont Fund

We have audited the accompanying statement of assets and liabilities of Fairmont Fund, including the schedule of investments, as of December 31, 1998, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fairmont Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
January 19, 1999

                                THE FAIRMONT FUND

                             SCHEDULE OF INVESTMENTS

                                DECEMBER 31, 1998


INVESTMENTS IN SECURITIES
COMMON STOCKS (SHARES)                                                       VALUE      PERCENT
-----------------------------------------------------------------------------------------------
AIRLINE
       40,000  Northwest Airlines Corporation (a).................     $   1,022,500
       15,000  UAL Corporation (a)................................           895,313
                                                                       -------------
                                                                           1,917,813     8.04%
BANKING
       20,000  Republic New York Corporation......................           911,250
       40,000  Texas Regional Bancshares, Inc.....................         1,002,500
       40,000  UST Corporation....................................           942,500
                                                                      --------------
                                                                           2,856,250     11.98
BOOKS
       10,000  Barnes and Noble, Inc. (a).........................           425,000      1.78
                                                                      --------------

BROKER-DEALER
       45,000  Raymond James Financial, Inc.......................           950,625      3.99
                                                                      --------------

BUSINESS SERVICES
      118,000  Butler International, Inc. (a).....................         3,119,625     13.09
                                                                      --------------

COMPUTER SOFTWARE
       65,000  Software Spectrum..................................         1,031,875      4.33
                                                                      --------------

EMPLOYMENT AGENCY
      250,000  Employee Solutions, Inc. (a).......................           640,625      2.69
                                                                      --------------

FERTILIZER
       25,000  IMC Global, Inc....................................           534,375      2.24
                                                                      --------------

FIRE AND CASUALTY INSURANCE
       15,002  St. Paul Companies, Inc............................           521,320      2.19
                                                                      --------------

HOUSEHOLD PRODUCTS
       20,000  Fortune Brands, Inc................................           632,500      2.65
                                                                      --------------

LIFE INSURANCE
       22,000  Ohio Casualty Corporation..........................           904,750      3.79
                                                                      --------------

PERSONAL SERVICES
       45,000  Regis Corporation..................................         1,800,000      7.55
                                                                      --------------

PETROLEUM REFINING
        5,000  Kerr McGee Corporation.............................           191,250      0.80
                                                                      --------------

PHARMACEUTICALS
       20,000  Novartis AG ADR....................................         1,967,500      8.25
                                                                      --------------


                             See accompanying notes.

                                      - 5 -




                                THE FAIRMONT FUND

                             SCHEDULE OF INVESTMENTS

                                DECEMBER 31, 1998

INVESTMENTS IN SECURITIES (CONTINUED)
COMMON STOCKS (SHARES)                                                       VALUE      PERCENT
-----------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS
       55,000  RFS Hotel Investors, Inc...........................    $      673,750      2.83%
                                                                      --------------

RETAIL CLOTHING
       30,000  Ashworth, Inc. (a).................................           165,937      0.70
                                                                      --------------

RETAIL ELECTRONICS
       10,000  Circuit City Stores, Inc...........................           499,375      2.09
                                                                      --------------

RETAIL VARIETY
       50,000  K Mart Corporation (a).............................           765,625      3.21
                                                                      --------------

SAVINGS INSTITUTIONS
       45,000  MECH Financial, Inc................................         1,248,750
       25,000  Webster Preferred Capital Corporation..............           685,937
                                                                      --------------
                                                                           1,934,687      8.12
                                                                      --------------
VEHICLE RENTAL
       50,000  Budget Group, Inc. (a).............................           793,750      3.33
                                                                      --------------

WATER SUPPLY
       20,000  California Water Service Group Holdings............           626,250      2.63
                                                                      --------------    ------


     TOTAL COMMON STOCKS (Cost $18,761,238).......................        22,952,882     96.28

BANK REPURCHASE AGREEMENT
       With Star Bank NA of Cincinnati, issued 12/31/98
       due 1/4/99, fully collateralized by Government
       National Mortgage Association, 5.50% due 3/20/24
       (Cost $440,000)............................................           440,000      1.85
                                                                      --------------    ------

            TOTAL INVESTMENTS (Cost $19,201,238)..................        23,392,882     98.13

            OTHER ASSETS LESS LIABILITIES.........................           446,332      1.87
                                                                      --------------    ------

                 NET ASSETS.......................................     $  23,839,214    100.00%
                                                                      ==============    ======

(a) Common stocks which did not declare a dividend in 1998.

                             See accompanying notes.

                                THE FAIRMONT FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 1998



                                     ASSETS


INVESTMENTS IN SECURITIES, At Value (Note 2)
      Common stocks (Cost $18,761,238).........................    $ 22,952,882
      Bank repurchase agreement................................         440,000
                                                                  -------------

           Total investments in securities.......................................  $  23,392,882


CASH  ...........................................................................          1,866

RECEIVABLES
      Investment securities sold...............................       1,553,948
      Dividends ...............................................          24,278
      Interest  ...............................................              43
                                                                  -------------

           Total receivables.....................................................      1,578,269
                                                                                  --------------

                Total assets.....................................................     24,973,017



                                   LIABILITIES


PAYABLES
      Investment securities purchased.........................    $  1,050,825
      Shares redeemed.........................................          48,629
      Management fee (Note 3).................................          33,777
      Other     .............................................              572
                                                                  ------------

           Total liabilities.....................................................      1,133,803
                                                                                                                   --------------

NET ASSETS $    .................................................................     23,839,214
                                                                                  ==============


NET ASSETS CONSIST OF
      Capital stock (905,449 shares outstanding) (Note 8)........................  $  20,792,484
      Accumulated net realized losses on investments (Note 6).................... (    1,144,914)
      Net unrealized appreciation on investments (Note 5)........................      4,191,644
                                                                                                                   --------------

NET ASSETS $    .................................................................     23,839,214
                                                                                 ===============


NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
      ($23,839,214 divided by 905,449 shares)....................................   $      26.33
                                                                                 ===============



                             See accompanying notes.

                               THE FAIRMONT FUND

                             STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1998


INVESTMENT INCOME (Note 2)

      Dividends ...............................................................    300,006
      Interest  ...............................................................     95,102
      Other     ...............................................................      5,174
                                                                              ------------

           Total investment income.............................................    400,282

EXPENSES

      Management fee (Note 3)..................................................    449,641
                                                                              ------------

                Net investment loss............................................  (  49,359)
                                                                              ------------


NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS (Note 2)

      Net realized losses from investment transactions......................... (  632,722)

      Net change in unrealized appreciation on investments..................... (  844,173)
                                                                              ------------

           Net realized and unrealized losses on investments................... (1,476,895)
                                                                              ------------

                Net decrease in net assets resulting from operations..........$( 1,526,254)
                                                                              ============




                             See accompanying notes.

                                THE FAIRMONT FUND

                       STATEMENT OF CHANGES IN NET ASSETS

               YEARS ENDED DECEMBER 31, 1998 AND DECEMBER 31, 1997


                                                                        1998                  1997
                                                                  --------------         ---------------
FROM OPERATIONS

      Net investment loss.....................................    $ (     49,359)         $ (  180,971)
      Net realized gains or losses on investments..............     (    632,722)            2,995,502
      Net change in unrealized appreciation
           on investments......................................     (    844,173)            1,557,794
                                                                   -------------        --------------

      Net increase or decrease in net assets
           resulting from operations...........................     (  1,526,254)            4,372,325
                                                                   -------------        --------------


DISTRIBUTIONS TO SHAREHOLDERS (Note 4)

      Distributions from net realized gains on investments.......              0          (  2,953,085)
                                                                  --------------         -------------


FROM CAPITAL SHARE TRANSACTIONS (Note 8)                       SHARES                             SHARES
                                                            ----------                           --------

      Proceeds from sale of shares...................         42,180         1,166,930            52,488         1,494,130

      Shares issued in reinvestment
           of distributions..........................              0                 0            99,733         2,760,610

      Payments for shares redeemed...................      ( 287,415)      ( 7,657,202)        ( 163,215)      ( 4,549,244)

      Net increase or decrease in net assets
           from capital share transactions...........      ( 245,235)      ( 6,490,272)         ( 10,994)          294,504
                                                        ============     -------------        ==========      ------------


           Net increase or decrease in net assets......................    ( 8,016,526)                          1,124,736


NET ASSETS

      Beginning of year................................................     31,855,740                          30,731,004
                                                                        --------------                      --------------

      End of period...................................................    $ 23,839,214                        $ 31,855,740
                                                                        ==============                      ==============






                             See accompanying notes.

                                THE FAIRMONT FUND

                              FINANCIAL HIGHLIGHTS

                (For a Share Outstanding Throughout Each Period)

                                                                                          YEARS ENDED
                                                         ---------------------------------------------------------------------------
                                                           December        December        December        December        December
                                                              31              31              31              31              31
                                                             1998            1997            1996            1995            1994
                                                             ----            ----            ----            ----            ----

Net Asset Value, Beginning of Period....................  $ 27.68           26.45           27.02           24.06           22.43

   INCOME FROM INVESTMENT OPERATIONS
   Net Investment Loss...................................   (0.27)          ( .16)          ( .10)          ( .08)          ( .16)
   Net Gains or Losses on Securities
        (both realized and unrealized)...................   (1.08)           4.20            2.67            6.80            1.79
                                                             ----           -----           -----           -----           -----
      Total From Investment Operations...................   (1.35)           4.04            2.57            6.72            1.63

   LESS DISTRIBUTIONS
   Dividends (from net investment income)................     .00             .00             .00             .00             .00
   Distributions (from capital gains)....................     .00            2.81            3.14            3.76             .00
   Returns of Capital....................................     .00             .00             .00             .00             .00
                                                            -----           -----           -----           -----           -----
      Total Distributions................................     .00            2.81            3.14            3.76             .00

Net Asset Value, End of Period..........................  $ 26.33           27.68           26.45           27.02           24.06
                                                            =====           =====           =====           =====           =====



TOTAL RETURN.............................................   (4.88)%         15.27%           9.52%          27.92%           7.27%
------------

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (in 000s)....................  $ 23,839        $ 31,856        $ 30,731        $ 28,191        $ 22,195
Ratio of Expenses to Average Net Assets..................    1.68%           1.63%           1.66%           1.70%           1.74%
Ratio of Net Income to Average Net Assets................   (0.18)%         ( .57)%         ( .59)%         ( .55)%         ( .79)%
Portfolio Turnover Rate..................................    3.42            1.83            2.37            2.47            2.75









                             See accompanying notes.

                                THE FAIRMONT FUND

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1998

(1)   Organization

      The Fairmont Fund (The Fund) is a no-load, diversified series of The Camelot Funds, formerly The Fairmont Fund Trust (The Trust), which is a Kentucky Business Trust and an open-end investment company registered under the Investment Company Act of 1940. The Fund was established under a declaration of trust dated December 29, 1980 and began offering its shares publicly on September 2, 1981. The Fund's objective is capital appreciation which it seeks to achieve by investing in equity securities that its Adviser believes are undervalued.

 (2)  Summary of Significant Accounting Policies

      (a) Valuation of Investment Securities - Purchases and sales of securities are recorded on a trade date basis. Portfolio securities which are traded on stock exchanges or in the over-the-counter markets are valued at the last sale price as of 4:00 P.M. Eastern time on the day the securities are being valued or, lacking any sales, at the mean between the closing bid and asked prices. Fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

      (b) Gains and Losses on Investment Securities - Gains and losses from sales of investments are calculated on the "identified cost" method. Upon disposition of a portion of the investment in a particular security, it is The Fund's general practice to first select for sale those securities which qualify for long-term capital gain or loss treatment for tax purposes.

      (c) Repurchase Agreements - The Fund may acquire repurchase agreements from banks or security dealers (the Seller) which the Board of Trustees and the Adviser have determined creditworthy. The Seller of the repurchase agreement is required to maintain the value of collateral at not less than the repurchase price, including accrued interest. Securities pledged as collateral for repurchase agreements are held by The Fund's custodian in the Federal Reserve/Treasury book-entry system.

      (d) Capital Shares - The Fund records purchases of its capital shares at the daily net asset value next determined after receipt of a shareholder's check or wire and application in proper form. Redemptions are recorded at the net asset value next determined following receipt of a shareholder's written request in proper form.

      (e) Estimates and Assumptions - The preparation of financial statements in conformity with generally accepted accounting principles requires The Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)   Investment Advisory Agreement, Commissions and Related Party Transactions

      The Investment Advisory Agreement (the Agreement) provides that The Sachs Company (the Adviser) will pay all of The Trust's operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. Under the terms of the Agreement, The Fund pays the Adviser a fee at the rate of 2% of the first $10,000,000 of average daily net assets, 1-1/2% of the next $20,000,000, and 1% of the average daily net assets over $30,000,000. The management fee is accrued daily and paid monthly.
The Adviser received management fees of $449,641 for the year ended December 31, 1998.

                                THE FAIRMONT FUND

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1998

      Morton H. Sachs, a trustee of The Fund, is the president and sole shareholder of the Adviser. The Adviser, as a registered broker-dealer of securities, effected substantially all of the investment portfolio transactions for The Fund. For this service the Adviser received commissions of $581,836 for the year ended December 31, 1998.

      Certain officers and/or Trustees of The Fund are officers of the Adviser.

(4)   Distributions to Shareholders

No distributions to shareholders were declared during the year ended December 31, 1998.

(5)  Investments

For the year ended December 31, 1998, the cost of purchases and proceeds from sales of investments, other than temporary cash investments, were $83,685,873 and $90,001,846, respectively.

Following is information regarding unrealized appreciation (depreciation) and aggregate cost of securities based upon federal income tax cost at December 31, 1998:
                                                                      TAX COST
     Aggregate gross unrealized appreciation for
          all securities with value in excess of cost........     $  5,060,780

     Aggregate gross unrealized depreciation for
          all securities with cost in excess of value.........      (  975,487)
                                                                  ------------

     Net unrealized appreciation.............................     $  4,085,313
                                                                 =============

     Aggregate cost of securities............................     $ 18,867,569
                                                                 =============

(6)   Income Taxes

It is The Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute substantially all of its income to shareholders. Therefore no tax provision is required.

(7) There are no reportable financial instruments which have any off-balance sheet risk as of December 31, 1998.

(8) At December 31, 1998 an indefinite number of capital shares (no par value) were authorized, and paid-in capital amounted to $20,792,071. Transactions in capital shares were as follows:

       Shares sold......................................         42,180
       Shares redeemed..................................  (     287,415)
                                                           ------------
       Net decrease.....................................  (     245,235)
                                                           ============
       Shares outstanding:
                  Beginning of period...................      1,150,684
                                                          -------------
                  Ending of period......................        905,449
                                                          =============